Exhibit 99.1

TINGO and MICT Announce Filing of

Form S-4 Merger Registration and

Joint Proxy Statement

A Significant Milestone in the Merger of Nasdaq-listed Fintech and Agri-Fintech Company Serving the African and Asian Markets

NEW YORK, NY and MONTVALE, NJ, July 26, 2022 (GLOBE NEWSWIRE) -- Tingo, Inc. (OTC Markets: TMNA) (“Tingo”) and MICT, Inc. (NASDAQ: MICT) (“MICT”) announced that they have filed a registration and joint proxy statement with the Securities and Exchange Commission (“SEC”) in connection with their anticipated merger (the “Merger”) which is expected to create a >$1.0 billion annualized revenue and highly profitable Fintech and Agri-Fintech company serving the African and Asian markets with a global expansion strategy.

The SEC will now review this submission and, following their review and the registration statement being declared effective, shareholders of each company will have the ability to approve the Merger. Upon approval of stockholders and the satisfaction of other certain conditions, which is expected to occur between end of the third quarter of 2022 and the early part of the fourth quarter, the Merger will close. Recently, both companies completed a comprehensive due diligence review and analysis of the other, involving world leading valuation, accounting, and law firms; these included on MICT’s side, Houlihan Lokey, Ernst & Young, Dentons and Ellenoff Grossman & Schole and on Tingo’s side, Jenner & Block and JunHe LLP.

The merged group intends to capitalize on Tingo’s position as the leading agri-fintech platform on the African Continent, including through the acceleration of its roll-out across Africa, its launch into China and rest of Asia, and its wider globalization. In the first quarter of 2022, Tingo reported revenue of $257.1 million and gross profit of $153.3 million, which equated to substantial growth quarter-over-quarter. Moreover, Tingo’s high-margin revenues from its proprietary Nwassa Agri-Fintech marketplace platform increased by 55.9% during the first quarter of 2022, from $77.9 million in Q4 2021 to $121.5 million in Q1 2022.X

Once consummated, the Merger will represent a substantial move by both Tingo and MICT to globalize their businesses and synergistically leverage their proprietary technologies to create best-in-class financial platforms, products and services. The combined technology stack of both Tingo and MICT is expected to create one of the world’s leading fully integrated fintech and agri-fintech platforms, offering a range of innovative and complimentary products to an already significant and fast-growing user base, with such products including financial services, insurance services, payment services, e-wallet, commodity trading and a comprehensive marketplace.

Dozy Mmobuosi, Chief Executive Officer of Tingo who will become the Group CEO following the Merger commented: “We are excited to combine Tingo’s operations with MICT, to create a world class global fintech and agri-fintech firm. The Merger represents an incredible opportunity for both Tingo and MICT to expand our businesses and service offerings in new markets while also benefiting from being a Nasdaq-traded company, which in turn is expected to generate increased visibility and growth opportunities for us and our investors. Tingo has achieved substantial growth in revenue and profitability in recent years, which is now driven by our Nwassa agri-fintech platform, and such growth is expected to continue, including through the launch of our TingoPay super app, in partnership with VISA.”

Darren Mercer, Chief Executive Officer of MICT who, following the Merger, will become Vice Chairman and the CEO of Asia-Pacific Operations, remarked: “Today’s filing represents an important milestone in the merger process, as we move towards completion. MICT has established itself in Asia through its innovative fintech platforms and strong relationships, and is well positioned to facilitate Tingo’s move into the region. In particular, we are excited to help introduce the Fintech and Agri-Fintech competencies of Tingo to China, including, and not-least, to the country’s hundreds of millions of agricultural workers, and to further its mission of improving food security and promoting digital and financial inclusion throughout the world.

“In addition, we plan to add substantial value to the combined Company through the launch of an innovative new commodities platform in Asia, which aims to deliver fairer food pricing and the empowerment of farmers, whilst also facilitating increased levels of export business and the dollarization of Tingo’s business. We are confident that the synergies between the technologies and products of MICT and Tingo, as well as our respective access to key markets, provides an enormous opportunity for the combined entity and to increase stockholder value. With this in mind, we encourage stockholders to review the S-4 registration statement and respective proxy statements, to best understand Tingo’s business and the huge potential expected to arise from the Merger.”

About Tingo

Tingo is the leading Agri-Fintech company operating in Africa, with a marketplace platform that empowers social upliftment through mobile, technology and financial access for rural farming communities. Tingo’s novel “device as a service” model allows us to add market leading applications to enable customers to trade, buy top ups, pay bills, access insurance and lending services. With 9.3 million existing customers, Tingo is seeking to expand its operations across select markets in Africa. Tingo’s strategic plan is to become the eminent Pan-African Agri-Fintech business delivering social upliftment and financial inclusion to millions of SME farmers and women-led businesses.

Tingo, including its subsidiary Tingo Mobile, offers its comprehensive platform service through use of smartphones – ‘device as a service’ (using GSM technology) -- to empower a marketplace to enable subscribers/farmers within and outside of the agricultural sector to manage their commercial activities of growing and selling their production to market participants both domestically and internationally. The ecosystem provides a ‘one stop shop’ solution to enable such subscribers to manage everything from airtime top ups, bill pay services for utilities and other service providers, access to insurance services and micro finance to support their value chain from ‘seed to sale’.

As of March 31, 2022, Tingo had approximately 9.3 million subscribers using its mobile phones and Nwassa platform. Nwassa is Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. Farm produce can be shipped from farms across Africa to any part of the world, in both retail and wholesale quantities. Nwassa’s payment gateway also has an escrow structure that creates trust between buyers and sellers. Tingo’s system provides real-time pricing, straight from the farms, eliminating middlemen. Tingo’s users pay for produce bought using available pricing on its platform.

The platform has created an escrow solution that secures the buyer, funds are not released to Tingo members until fulfilment. The platform also facilitates trade financing, ensuring that banks and other lenders compete to provide credit to its members.

Although Tingo has a large retail subscriber base, it is essentially a business-to-business-to-consumer (“B2B2C”) business model. Each subscriber is a member of one of two large farmers’ cooperatives with whom Tingo has a contractual relationship and which relationship facilitates the distribution of Tingo branded smartphones into various rural communities of member farmers. Tingo’s smartphones and its proprietary applications allow Tingo to distribute its wider array of Agri-Fintech services and generate the diverse revenue streams.

About MICT

MICT is a financial technology business principally focused on the growth and development of a suite of consumer fintech services across approximately 130 cities in China, with planned expansion into additional markets. MICT has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. MICT has acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. MICT also has memberships/registrations with the Hong Kong Stock Exchange, the London Stock Exchange and the requisite Hong Kong and China Direct clearing companies. MICT’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange.

Cautionary Note Regarding and Forward-Looking Statements

This press release and statements of each of Tingo and MICT’s management made in connection therewith contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). The words “believe,” “may” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Tingo’s and MICT’s respective current expectations and assumptions and are subject to significant risks and uncertainties that could cause actual results (including whether the Merger will actually be consummated and the anticipated benefits of the Merger to the businesses of each of Tingo and MICT as described herein) to differ materially from those contemplated in such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the risk factors described in each of Tingo’s and MICT’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Neither Tingo nor MICT undertakes any obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. The inclusion of any statement in this release does not constitute an admission by Tingo, MICT or any other person that the events or circumstances described in such statements will take place as described or are material.

ADDITIONAL INFORMATION

On July 26, 2022, MICT filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”), which includes a preliminary proxy statement of MICT, a preliminary proxy statement of Tingo and a prospectus in connection with the Merger. The definitive proxy statement and other relevant documents will be mailed to the respective shareholders of MICT and Tingo as of a record date to be established for voting on the Merger. Shareholders of each of Tingo and MICT and other interested persons are advised to read, when available, each of MICT’s preliminary proxy statement, Tingo’s preliminary proxy statement and amendments thereto, and the definitive proxy statements in connection with each of MICT’s and Tingo’s solicitation of proxies for their respective special meetings to be held to approve the Merger because these documents will contain important information about MICT, Tingo and the Merger. Shareholders of each company will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov.

Participants in the Solicitation

MICT and Tingo and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of MICT in favor of the approval of the Merger. Additionally, MICT has engaged Morrow Sodali LLC to assist in the solicitation of proxies in connection with its special meeting.

Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This Press Release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger. This Press Release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Tingo Contact Information

Rory Bowen

Chief of Staff – Tingo, Inc.

Rory.bowen@tingoinc.com

MICT Contact Information

Email: info@mict-inc.com

Phone: (201) 225-0190

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